SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K
CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934
Date of Report (date of earliest event reported):  September 5, 2007
American Greetings Corporation

(Exact Name of Registrant as Specified in its Charter)

Ohio	1-13859	34-0065325

(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

One American Road Cleveland, Ohio	44144

(Address of principal executive offices)	(Zip Code)
Registrant’s telephone number, including area code:  (216) 252-7300

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02	Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers
On September 5, 2007, the Board of Directors of American Greetings Corporation elected Mr. Jeffrey D. Dunn as a director of American Greetings, filling a Class I director vacancy on the Board to serve for the remaining unexpired term of such Class I vacancy until the 2008 annual meeting of shareholders. As of the date of this filing, the Committees of the Board of Directors on which Mr. Dunn may serve have not been determined. A copy of the press release announcing Mr. Dunn’s election to the Board of Directors is attached hereto as Exhibit 99.1

Item 9.01	Financial Statements and Exhibits.
c) Exhibits.

Exhibit	Description

Exhibit 99.1	Press Release – Reporting Election of Mr. Jeffrey D. Dunn to the Board of Directors

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereto duly authorized.

American Greetings Corporation (Registrant)
By:	/s/ Catherine M. Kilbane
Catherine M. Kilbane, Senior Vice
President, General Counsel and Secretary

Date:  September 6, 2007